As filed with the Securities and Exchange Commission on October 15, 2010

Securities Act of 1933 File No. 033-34411

Investment Company Act of 1940 File No. 811-06096

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 26	☒
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 Amendment No. 29	☒

THE TORRAY FUND

(Exact Name of Registrant as Specified in Charter)

7501 Wisconsin Ave., Ste. 1100

Bethesda, Maryland 20814

(Address of Principal Executive Office) (Zip Code)

Registrant’s Telephone Number, including Area Code: (301) 493-4600

Robert E. Torray, President

The Torray Fund

7501 Wisconsin Ave., Ste. 1100, Bethesda, Maryland 20814

(Name and address of agent for service of process)

COPIES TO:

Patrick W.D. Turley, Esq.

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006-2401

It is proposed that this filing will become effective:

☒	75 days after filing pursuant to paragraph (a)(2) of Rule 485 or on such earlier date as the Commission may designate pursuant to paragraph (a)(3) of Rule 485.

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED

Subject to Completion

Dated: October 15, 2010

PROSPECTUS

December [    ], 2010

The Torray Resolute Fund

Ticker: XXXXX

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

SUMMARY SECTION

Investment Objective

The Fund seeks to achieve long-term growth of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Other Expenses*	0.22%

Total Annual Fund Operating Expenses	1.22%

*	“Other Expenses” shown above are based on estimated amounts for the Fund’s initial fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$124	$386

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

Principal Investment Strategy

The Fund’s strategy is to invest in a concentrated portfolio of predominantly large capitalization companies with proven records of increasing earnings on a consistent and sustainable basis. The Fund employs a concentrated approach, investing in 25 to 30 stocks, a long-term orientation and a quality focus. Correlation of securities and underlying businesses is considered to minimize risk within the Fund. Initial positions range from 1.5% to 3.0% of assets and are increased over time to 3.0% to 5.0%. Individual positions do not exceed 7.0%. Sector weights are independent of benchmarks, ranging from 0.0% to 35.0%, and cash is not employed in a tactical or strategic manner.

Principal Risks of Investing in the Fund

General Risk. All investments are subject to inherent risks, and an investment in the Fund is no exception. Accordingly, you may lose money by investing in the Fund.

Market Risk. The value of the Fund’s investments will fluctuate as markets fluctuate and could decline over short- or long-term periods.

Focused Portfolio Risk. The Fund attempts to invest in a limited number of securities. Accordingly, the Fund may have more volatility and is considered to have more risk than a fund that invests in a greater number of securities because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value (“NAV”). To the extent the Fund invests its assets in fewer securities, the Fund is subject to greater risk of loss if any of those securities become permanently impaired.

No Guarantee. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

Because the Fund had not yet commenced operations as of the date of this prospectus, no calendar year performance information is available.

Investment Adviser

The Fund’s investment manager is Torray LLC.

Portfolio Manager

Nicholas C. Haffenreffer is a Principal of Torray LLC and has twenty years of investment experience. In 2010, Resolute Capital Management, a firm he founded in 1998, was purchased by Torray LLC.

Purchasing and Selling Fund Shares

To purchase shares of the Fund for the first time, you must invest $2,500. Additional purchases can be made for $500 or more.

You, your spouse, or your children may open a related account for an initial investment of $2,000 if your current account meets the minimum initial investment amount of $2,500. A related account can be a joint account with your spouse or children or a retirement account such as an IRA.

You may purchase and sell shares on any day that the New York Stock Exchange is open.

You may sell Fund shares through your financial intermediary or by contacting the Fund: (i) by telephone at 1-800-626-9769; or (ii) in writing c/o BNY Mellon Investment Servicing (US), Inc., P.O. Box 9803, Providence, RI 02940.

For more information about purchasing and redeeming fund shares, see “More Information About Purchasing and Redeeming Shares” on page 5 of this prospectus.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains. Distributions on, and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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MORE INFORMATION ABOUT INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

Investment Objective

As noted earlier, the Fund seeks to achieve long-term growth of capital.

The Fund’s investment objective may be changed without shareholder approval.

There is no guarantee that the Fund’s objective will be achieved.

Principal Investment Strategies

The Manager’s investment philosophy is based on the belief that employing a long-term approach in a concentrated portfolio of diverse businesses demonstrating the ability to increase earnings in a sustainable manner will generate consistent excess returns on a risk-adjusted basis.

The Fund’s strategy is to invest in large capitalization companies with proven records of increasing earnings on a consistent and sustainable basis. Sustainable growth is a product of businesses characterized by durable competitive advantages, high returns on and efficient use of capital, low financial and operating volatility, high levels of recurring revenue and low exposure to cyclical trends. Companies are reviewed on a fundamental basis in the context of long-term secular themes.

The Fund employs a concentrated approach, investing in 25 to 30 stocks, a long-term orientation and a quality focus. Correlation of securities and underlying businesses is considered to minimize risk within the Fund. Initial positions range from 1.5% to 3.0% of assets and may be increased over time to 3.0% to 5.0%. Individual positions will not exceed 7.0%. Sector weights are independent of benchmarks, ranging from 0.0% to 35.0%, and cash is not employed in a tactical or strategic manner.

Risk control is an integral part of the Manager’s process. In the context of security selection, the focus is on quality, which is defined as businesses demonstrating consistent financial and operating metrics through a full business cycle, high returns on capital, appropriate leverage and reasonable valuation. Risk control is also a primary part of portfolio construction. In order to achieve effective diversification, correlation among existing and prospective holdings is measured through multiple periods, assigning preference to issues exhibiting low correlation to the portfolio and among sectors. Excess (positive or negative) relative performance also initiates the review of a security by the Manager.

Positions are reduced or sold if they exhibit excess valuation, reach sector or position limits, show increased business volatility, are replaced by higher conviction ideas or fail to fulfill the original investment thesis.

The Fund’s investment strategies may be changed without shareholder approval.

Principal Risks of Investing in the Fund

The Fund’s investors face the risk that the Manager’s business analyses prove faulty. The Fund’s portfolio is more concentrated than that of the typical mutual fund. If the fundamental prospects of a number of large holdings are misjudged, shareholders may suffer losses even during a time when the values of the general market and many other mutual funds are rising. Beyond that possibility, there is always a risk that money may be lost on investments in equity mutual funds, such as the Fund. This is so because stock prices fluctuate - sometimes widely - in response to many factors including, but not limited to, company-specific and industry-wide fundamentals, inflation, interest rates, investor psychology and so on. Investors that sell, whether through need or choice after prices have fallen, obviously, will realize less, and depending upon the original cost of their shares, may suffer a loss.

MORE INFORMATION ABOUT FUND MANAGEMENT

The Fund’s investment manager is Torray LLC, 7501 Wisconsin Avenue, Suite 1100, Bethesda, Maryland 20814. Robert E. Torray is the Founder and Chairman of the Manager. Mr. Torray was also President of The Torray Corporation, founded in 1990, the Fund’s prior manager and the Chairman of Robert E. Torray & Co. Inc., a manager of large institutional portfolios that he founded May 1, 1972, each such entity having been succeeded to by the Manager.

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Nicholas C. Haffenreffer is a Principal of Torray LLC and the manager of the Fund. Prior to joining Torray in 2010, he served as President of Resolute Capital Management, a firm he founded in 1998 where he managed the firm’s Concentrated Large Growth and Small/Mid Cap Growth strategies from their inception. He also serves as a member of the Torray investment team and portfolio manager of the TorrayResolute strategies. Prior to founding Resolute, he was the Director of Research for Washington, DC based Farr Miller & Washington, an equity analyst with T. Rowe Price Associates, Inc., where he worked on the Growth Stock Fund and an equity analyst for Select Equity Group, Inc. in New York City. Additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of securities in the Fund is available in the Fund’s Statement of Additional Information.

Subject to the oversight of the Board of Trustees of the Fund, the Manager provides investment advice and portfolio management services and oversees the administration of the Fund. The Manager receives 1.00% of the Fund’s average daily net assets as compensation for these services. The Manager has voluntarily agreed to waive fees and/or reimburse expenses of the Fund in order to limit the total annual operating expenses of the Fund to 1.25% of the Fund’s average daily net assets through December 31, 2011. A discussion regarding the basis for the Board of Trustees approving the investment advisory contract of the Fund will be available in the Fund’s Annual Report to Shareholders for the period ending December 31, 2010.

Prior Performance of the Manager’s Comparable Accounts

The table below sets forth data relating to the historical performance of The Resolute Concentrated Large Growth Composite (the “Composite”), a composite of separate investment advisory accounts managed by Mr. Haffenreffer, President of Resolute Capital Management LLC, since March 31, 1998 and which have substantially similar investment objectives, policies and strategies as the Fund.

The investment results presented below are not those of the Fund and are not intended to predict or suggest returns that might be experienced by the Fund or an individual investor having an interest in the Fund. These total return figures represent past performance and do not indicate future results, which will vary.

Average Annual Total Returns through June 30, 2010

	Resolute Composite (1)	Russell 1000 Growth Index (2)	S&P 500 Stock Index (3)
Past One Year	15.8%	13.6%	14.4%
Past Three Years	-5.0%	-6.9%	-9.8%
Past Five Years	1.3%	0.4%	-0.8%
Past Ten Years	-1.5%	-5.1%	-1.6%
Since March 31, 1998 (4)	2.1%	-0.1%	1.2%

Calendar Year Total Returns

	Resolute Composite (1)	Russell 1000 Growth Index (2)	S&P 500 Stock Index (3)
2009	31.0%	37.2%	26.5%
2008	-33.4%	-38.4%	-37.0%
2007	10.6%	11.8%	5.5%
2006	9.6%	9.1%	15.8%
2005	9.6%	5.3%	4.9%
2004	6.9%	6.3%	10.9%
2003	29.7%	29.7%	28.7%
2002	-26.6%	-27.9%	-22.1%
2001	-17.9%	-20.4%	-11.9%
2000	13.4%	-22.4%	-9.1%
1999	13.0%	33.2%	21.0%

(1)	The performance information for the Composite is the gross total return as adjusted to reflect all applicable account fees including the highest advisory fee charged to the Manager’s private advisory accounts. The accounts in the Composite were not subject to the requirements of the Investment Company Act of 1940, as amended, or Subchapter M of the Internal Revenue Code, which, if imposed, could have affected their performance.

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(2)	The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes companies with higher price-to-book ratios and higher forecasted growth values than the average U.S. company. This Index is unmanaged and does not reflect the fees and expenses typically incurred by mutual funds. Results include reinvested dividends.
(3)	The S&P 500 Stock Index measures the performance of 500 large-capitalization U.S. companies. This Index is unmanaged and does not reflect the fees and expenses typically incurred by mutual funds. Results include reinvested dividends.
(4)	Inception date of The Resolute Composite.

MORE INFORMATION ABOUT PURCHASING AND REDEEMING SHARES

Pricing Fund Shares

Orders to buy or redeem shares that are received in good order prior to the close of the Fund (generally 4:00 P.M. Eastern time) will be processed at the net asset value calculated that day. Net asset value per share (“NAV”) is calculated by dividing the Fund’s net assets by the number of shares outstanding after the New York Stock Exchange (“NYSE”) closes for the day.

The Fund uses market quotes that are readily available to value its securities. In cases where quotes are not readily available, such as with respect to restricted securities, private placements or other types of illiquid securities, the securities will be valued using fair value guidelines approved by the Fund’s Board of Trustees.

How To Buy Shares

You may buy shares of the Fund on a no-load basis on any day that the NYSE is open.

The minimum initial purchase is $2,500. You should send your check payable to “The Torray Resolute Fund” with a completed account application to the Fund’s transfer agent:

Regular Mail Address	Courier Address

The Torray Resolute Fund	The Torray Resolute Fund
c/o BNY Mellon Investment Servicing (US) Inc.	c/o BNY Mellon Investment Servicing (US) Inc.
P.O. Box 9803	101 Sabin Street
Providence, RI 02940-8003	Pawtucket, RI 02860-1427

Additional purchases can be made for $500 or more and should be sent to the applicable address above. Please remember to include your account number on your check.

You, your spouse, or your children may open a related account for an initial investment of $2,000 if your current account meets the minimum initial investment amount of $2,500. A related account can be a joint account with your spouse or children or a retirement account such as an IRA.

When you open a related account you may be asked to present additional documents as proof of the relationship in addition to an account application. You will also be asked to provide your existing account number and taxpayer identification number. You should use caution when giving these numbers to another person because that person may be able to gain access to your account or other confidential financial information.

You may purchase shares of the Fund through an intermediary, such as an investment representative or a broker-dealer, who may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling shares. If you purchase shares through an intermediary, that party is responsible for transmitting orders by close of business and may have an earlier cut-off time for purchase and sale requests. Purchase and redemption orders placed through an intermediary will be deemed to have been received and accepted by the Fund when the intermediary accepts the order. Customer orders will be priced at the Fund’s NAV next computed after they are accepted by an authorized broker or the broker’s authorized designee. Intermediaries may also designate other intermediaries to accept purchase and redemption orders on the Fund’s behalf. Consult your investment representative for specific information.

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Wire Instructions

In order to make a same day wire investment via Federal Wire, please call your bank with the instructions to transmit the funds as noted below. Please also note that an account must already be established to make a wire purchase.

PNC Bank, Philadelphia, PA

ABA#: 031000053

FFC: Account Number: 86-1559-7284

Attn: The Torray Resolute Fund

[Your institution’s name]

[Your account number]

Please make note that your bank may charge a wire fee.

Automatic Investment Plan

Once an account has been opened, you can make additional purchases of shares automatically through the Automatic Investment Plan either monthly or quarterly via Automated Clearing House (“ACH”). The minimum automatic investment is $500 and you have the option of choosing the 10th, 15th or 20th day of the month or quarter as the transaction date. You may arrange for participation in the Automatic Investment Plan by completing the automatic investment plan section on the Account Application or by calling 1-800-626-9769.

How to Redeem Shares

You may redeem your shares either in writing or by telephone if you elected the telephone redemption privilege on your application. You should submit your written redemption request directly to:

Regular Mail Address	Courier Address

The Torray Resolute Fund	The Torray Resolute Fund
c/o BNY Mellon Investment Servicing (US) Inc.	c/o BNY Mellon Investment Servicing (US) Inc.
P.O. Box 9803	101 Sabin Street
Providence, RI 02940-8003	Pawtucket, RI 02860-1427

If your account is held in the name of a corporation, as a fiduciary or agent, or as a surviving joint owner, you may be required to provide additional documents with your redemption request.

If your address of record has changed within the last 30 days of receipt of your redemption request, you will be required to obtain a medallion signature guarantee (see “Redemptions (including all IRA transfers) Sent to an Address Other Than the Address of Record” for more information on medallion signature guarantees).

The Fund and the transfer agent reserve the right to refuse any telephone transaction when they are unable to confirm to their satisfaction that a caller is the account owner or a person authorized by the account owner. Neither the Fund nor any of its service contractors will be liable for any loss or expense in acting upon telephone instructions that are reasonably believed to be genuine. The telephone transaction privilege may be suspended, limited, modified or terminated at any time without prior notice by the Fund or BNY Mellon Investment Servicing (US) Inc.

To redeem by telephone you can call 1-800-626-9769.

Please remember that all redemption requests must include your name and account number. The Fund may take up to seven days to pay redemption proceeds. If you redeem by wire transfer, the Fund’s transfer agent charges a fee (currently $10) for each wire redemption. If you are redeeming shares that were recently purchased by check, the proceeds may be delayed until the check for purchase clears; this may take up to 15 business days from the date of purchase.

Redemption in Kind

It is currently the Fund’s policy to pay all redemptions in cash. The Fund retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions.

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Systematic Withdrawal Plan

You can also redeem shares automatically on a monthly, quarterly, semi-annual or annual basis via a Systematic Withdrawal Plan (“SWP”). To establish a SWP, an account must have a current market value of at least $2,500 or more and must have dividends reinvested. The minimum amount of the systematic withdrawal is $250. The systematic withdrawals can be sent by check to the address of record or to your bank via ACH provided the bank is an online member of ACH. Any check or ACH withdrawal will be sent the business day following the redemption date. You may establish this plan by completing the appropriate section on the Account Application or by calling 1-800-626-9769.

Redemptions (including all IRA transfers) Sent to an Address Other Than the Address of Record

For your protection, we will require an acceptable medallion signature guarantee (see below) for all fund redemptions that are sent to a different address than the address of record. This includes all IRA transfers. Redemption requests bearing a non-medallion signature guarantee will be returned to you in accordance with the transfer agent’s rejection procedures. This could significantly delay your redemption request as it will be returned to you via first class mail. The Fund will not be responsible for delays of this nature.

An acceptable medallion signature guarantee can be obtained from a domestic bank or trust company, broker/dealer, clearing agency, savings association, or other financial institution which is participating in any of the following three medallion programs: Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP), and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions which are not participating in one of these required programs will not be accepted.

Additional Purchase and Redemption Information

The Fund reserves the following rights as they relate to purchases and redemptions:

•

To redeem your shares if your account balance falls below $2,500 as a result of redemptions and not market performance. You will receive 30 days notice to increase the value of your account to $2,500 before the account is closed.

•	To refuse any purchase order.

•	To refuse third-party checks, starter checks or cash equivalents for purchases of shares.

•	To change or waive the Fund’s investment minimums.

•	To suspend the right to redeem and delay redemption proceeds during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the Securities and Exchange Commission (“SEC”).

•	To require additional documentation or a medallion signature guarantee on any redemption request.

Shareholders should be aware that purchase and redemption requests mailed to the Fund’s Maryland address will not be processed until they are received by the Fund’s transfer agent (generally the next business day) at the address noted under “How to Buy Shares”. You can avoid delays by mailing requests for purchases and redemptions directly to the Fund’s transfer agent.

Frequent Trading Policy

The Fund is intended for long-term investors and not for those who wish to trade frequently in Fund shares. Frequent trading into and out of the Fund can have adverse consequences for the Fund and for long-term shareholders in the Fund. The Fund believes that frequent or excessive short-term trading activity by shareholders of the Fund may be detrimental to long-term shareholders because those activities may, among other things: (a) dilute the value of shares held by long-term shareholders; (b) cause the Fund to maintain larger cash positions than would otherwise be necessary; (c) increase brokerage commissions and related costs and expenses; and (d) incur additional tax liability. The Fund therefore discourages frequent purchases and redemptions by shareholders and it does not make any effort to accommodate this practice. To protect against such activity, the Board of Trustees has adopted policies and procedures that are intended to permit the Fund to curtail frequent or excessive short-term trading by shareholders. At the present time the Fund does not impose limits on the

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frequency of purchases and redemptions, nor does it limit the number of exchanges into the Fund. The Fund reserves the right, however, to impose certain limitations at any time with respect to trading in shares of the Fund, including suspending or terminating trading privileges in Fund shares, for any investor whom it believes has a history of abusive trading or whose trading, in the judgment of the Fund, has been or may be disruptive to the Fund. It may not be feasible for the Fund to prevent or detect every potential instance of abusive or excessive short-term trading.

Customer Identification Information

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, the Fund must obtain the following information for each person that opens a new account:

•	Name;

•	Date of birth (for individuals);

•	Residential or business street address (although post office boxes are still permitted for mailing); and

•	Social security number, taxpayer identification number or other identifying number.

You may also be asked for a copy of your driver’s license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

ACCOUNT STATEMENTS

The Fund provides you with:

•	a confirmation statement after each transaction;

•	an account statement reflecting your transactions for the calendar quarter;

•	an account statement reflecting your annual transactions; and

•	by February 15 of each year, certain tax information which is also filed with the Internal Revenue Service.

The Fund provides the above shareholder services without charge, but may charge for special services such as requests for historical transcripts of accounts. Also, you may view your quarterly and annual statements on the Fund’s website at www.torray.com.

DISCLOSURE OF FUND PORTFOLIO HOLDINGS

A complete list of the Fund’s portfolio holdings is publicly available on a quarterly basis through applicable filings made with the SEC on Forms N-CSR and N-Q. Additional information is also available on the Fund’s website at www.torray.com. A description of the Fund’s policies and procedures with respect to the disclosure of its portfolio securities is provided in the Statement of Additional Information.

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TAXES AND DISTRIBUTIONS

The Fund declares and pays dividends quarterly and net capital gains at least annually. All distributions will be invested in shares of the Fund unless you elect on your account application to receive distributions in cash. You can elect to cancel cash payments by notifying the Fund’s transfer agent, in writing, prior to the date of distribution. Your choice will be effective for distributions paid after the Fund receives your written notice.

Current law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains and on income from certain qualifying dividends on certain corporate stock. A shareholder will also have to satisfy a more than 60 day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate. These rate reductions do not apply to corporate shareholders. The lower tax rates on long-term capital gains and qualifying dividends are currently scheduled to expire after 2010.

The Fund will distribute substantially all of its investment income and capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Capital gains distributions may be taxable at different rates depending on the length of time the Fund holds its securities. Short-term capital gains are taxed as ordinary income. Each redemption of Fund shares is a taxable event. The Fund will generally withhold 30% (or lower applicable treaty rate) on distributions made to shareholders that are not citizens or residents of the United States. You should consult a tax advisor regarding your investment in the Fund.

PAYMENTS TO THIRD PARTIES BY THE MANAGER

The Manager may, out of its own resources, and without additional direct cost to the Fund or its shareholders, provide compensation to certain financial intermediaries, such as broker-dealers and financial advisers, in connection with sales of shares of the Fund. This compensation is generally made to those intermediaries that provide shareholder servicing, marketing support, broker education, and/or access to sales meetings, sales representatives and management representatives of the intermediary. Compensation may also be paid to intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to Fund shareholders.

Please be aware that the Fund may use brokers who sell shares of the Fund to effect portfolio transactions. The Fund does not consider the sale of Fund shares as a factor when selecting brokers to effect portfolio transactions. The Fund has adopted procedures which address these matters. You should note that if one mutual fund sponsor makes greater distribution assistance payments than another, your broker or financial adviser and his or her firm may have an incentive to recommend one fund complex over another.

FINANCIAL HIGHLIGHTS

Because the Fund had not yet commenced operations as of the date of this prospectus, financial highlights information is not available.

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INVESTMENT ADVISER

Torray LLC

7501 Wisconsin Avenue, Suite 1100

Bethesda, MD 20814

LEGAL COUNSEL

Dechert LLP

1775 I Street, N.W.

Washington, DC 20006

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

BBD, LLP

1835 Market St., 26th Floor

Philadelphia, PA 19103

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

101 Sabin Street

Pawtucket, RI 02860-1427

UNDERWRITER

BNY Mellon Distributors Inc.

760 Moore Road

King of Prussia, PA 19406

HOW TO OBTAIN MORE INFORMATION

The Statement of Additional Information (SAI) contains additional information about the Fund including a more detailed discussion of its investment policies and the risks associated with various investments. The SAI is incorporated by reference into this prospectus. This means that the SAI is legally a part of the prospectus.

Additional information about the Fund’s investments is available in the Fund’s Annual and Semi-annual Reports to Shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

You may obtain a copy of the SAI or Reports to Shareholders by request and without charge by contacting the Fund at 1-800-443-3036, in writing to Torray LLC, 7501 Wisconsin Avenue, Suite 1100, Bethesda, Maryland 20814 or on the Fund’s website at www.torray.com.

Information about the Fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C., or from the EDGAR Database on the SEC’s website at http://www.sec.gov. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Copies of this information may be obtained upon payment of a duplicating fee by writing to: SEC, Public Reference Section, Washington, D.C. 20549-1520. You also may obtain this information upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

The Torray Fund - 811-06096

The

TORRAY RESOLUTE

FUND

PROSPECTUS

December [    ], 2010

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED

Subject to Completion

Dated: October 15, 2010

THE TORRAY RESOLUTE FUND

Ticker: (XXXXX)

STATEMENT OF ADDITIONAL INFORMATION

December [    ], 2010

This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with the Prospectus for The Torray Resolute Fund (the “Fund”) dated December [    ], 2010. A copy of the Prospectus may be obtained by writing Torray LLC, 7501 Wisconsin Avenue, Suite 1100, Bethesda, Maryland 20814, or by telephoning toll free at 1-800-443-3036. The Fund’s Annual Report, when available, is a separate document that will include the Fund’s audited financial statements, which are deemed to be incorporated by reference into this Statement of Additional Information.

The Fund is a separate series of The Torray Fund (the “Trust”). The Trust currently consists of three separate investment series.

ORGANIZATION OF THE FUND

The Trust was established as a Massachusetts business trust under the laws of Massachusetts by an Agreement and Declaration of Trust dated April 19, 1990. The Trust’s fiscal year ends on December 31 of each year.

Under Massachusetts law, shareholders could, under certain circumstances, be held liable for the obligations of the Fund. However, the Fund’s Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees. The Agreement and Declaration of Trust provides for indemnification out of the Fund’s property for all loss and expense of any shareholder of the Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations.

INVESTMENT OBJECTIVE, POLICIES, RISKS AND RESTRICTIONS

Investment Objective

The Fund is a diversified, open-end management investment company. The Fund’s investment objective is to achieve long-term growth of capital. There is no guarantee that the Fund will achieve its investment objective.

In pursuit of its investment objective, the Fund invests in a concentrated portfolio of predominantly large capitalization companies with proven track records of increasing earnings on a consistent and sustainable basis. The Fund may invest in the following:

Equity Securities. Since the Fund purchases equity securities, including common stocks, preferred stocks and securities convertible into common stocks, the Fund is subject to the risks that stock prices both individually and market-wide will fall over short or extended periods of time, and that prices of the equity securities held by the Fund may fluctuate from day-to-day. Historically, the stock markets have moved in cycles. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The stock prices of these companies may suffer a decline in response. These factors contribute to price volatility. Therefore, in order to be successful, investors must accept that, although the stocks of good companies generally rise over long periods, they can trade at virtually any price in the short run.

Fixed-Income Securities. The Fund may invest in fixed-income securities consisting of corporate notes, bonds and debentures, which may include convertible notes and bonds. Fixed-income securities are subject to interest rate risk which refers to the risk that the value of the Fund’s fixed-income securities can change in response to changes in prevailing interest rates causing volatility and possible loss of value in response to the movement in interest rates. The Fund is not limited with respect to the investment rating of the fixed-income securities in which it may invest and it may therefore purchase securities with investment ratings below investment grade. Securities that are rated below investment grade are subject to risks related to the credit quality of the issuer of the security. Such high yield/high risk securities are further subject to the risk that changes in economic conditions could lead to a weakened capacity of the issuers of the securities to make principal and interest payments, which is not necessarily the case with issuers of higher rated securities.

U.S. Treasury Securities. The Fund is free to invest in U.S. Treasury Securities of varying maturities. There are usually no brokerage commissions as such paid by the Fund in connection with the purchase of such instruments. The value of such securities can be expected to vary inversely to the changes in prevailing interest rates. Thus, if interest rates have increased from the time a security was purchased, such security, if sold, might be sold at a price less than its cost. Similarly, if interest rates have declined from the time a security was purchased, such security, if sold, might be sold at a price greater than its cost. See “Brokerage Services” for a discussion of underwriters’ commissions and dealers’ spreads involved in the purchase and sale of such instruments.

Temporary Defensive Position. When adverse market or economic conditions occur, the Fund may temporarily invest all or a portion of its total assets in defensive instruments, including money market instruments, cash and cash equivalents. When following a defensive strategy, the Fund will be less likely to achieve its investment objective.

The investment objective and policies of the Fund set forth above and in the Prospectus may be changed without shareholder approval.

Investment Restrictions

Without a vote of the majority of the outstanding voting securities of the Fund, the Fund will not take any of the following actions:

(1)	Borrow money in excess of 5% of the value (taken at the lower of cost or current value) of the Fund’s total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (and not for leverage) or for extraordinary or emergency purposes.

(2)	Pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 10% of the Fund’s total assets (taken at cost), and then only to secure borrowings permitted by Restriction 1 above.

(3)	Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities.

(4)	Make short sales of securities or maintain a short position for the account of the Fund unless at all times when a short position is open the Fund owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short.

(5)	Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.

(6)	Purchase or sell real estate, although it may invest in securities of issuers which deal in real estate, including securities of real estate investment trusts, and may purchase securities which are secured by interests in real estate.

(7)	Purchase or sell commodities or commodity contracts, including future contracts.

(8)	Make loans, except by purchase of debt obligations or by entering into repurchase agreements.

(9)	Invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Fund (taken at current value) would be invested in the securities of such issuer, except that up to 25% of the Fund’s total assets taken at current value may be invested without regard to such 5% limitation; provided, however, that this limitation does not apply to obligations issued or guaranteed as to interest and principal by the U.S. government or its agencies or instrumentalities.

(10)	Acquire more than 10% of the voting securities of any issuer.

(11)	Concentrate more than 25% of the value of its total assets in any one industry.

(12)	Issue senior securities, except to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), by a Securities and Exchange Commission (“SEC”) exemptive order, or by the SEC.

It is contrary to the Fund’s present policy, which may be changed by the Trustees without shareholder approval, to pledge or hypothecate its assets, make any short sales of securities, maintain any short position for the account of the Fund, issue senior securities, or purchase foreign securities which are not publicly traded in the United States. In addition, it is contrary to the Fund’s present policy to:

(1)	Invest more than 10% of the Fund’s net assets (taken at current value) in securities which at the time of such investment are not readily marketable.

(2)	Write (sell) or purchase options.

(3)	Buy or sell oil, gas or other mineral leases, rights or royalty contracts.

(4)	Make investments for the purpose of gaining control of a company’s management.

All percentage limitations on investments set forth herein and in the Prospectus will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

The phrase “shareholder approval,” as used in the Prospectus, and the phrase “vote of a majority of the outstanding voting securities,” as used herein, means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares of the Fund present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

MANAGEMENT OF THE FUND

The Trust is overseen by a Board of Trustees (the “Board”), who has delegated the day-to-day management to the officers of the Trust. The Board meets regularly to review the Fund’s activities, contractual arrangements, and performance. The Trustees and officers serve until their successors are elected and qualified, or until the trustee or officer dies, resigns or is removed, or becomes disqualified.

Information regarding the Trustees and officers of the Trust is provided below. As used in this Statement of Additional Information, “Fund Complex” includes each series of the Trust, The Torray Fund, The Torray Institutional Fund and The Torray Resolute Fund.

Independent Trustees

Name, Birth Date, Address* and Positions with the Trust	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held
Carol T. Crawford DOB: 2/25/43 Trustee	Indefinite Term since 2006	Attorney, Private Practice, McLean, VA	3	Director, Smithfield Foods, Inc., Smithfield, VA

Bruce C. Ellis DOB: 7/20/44 Trustee	Indefinite Term since 1993	Private Investor, Bethesda, MD	3	None

Robert P. Moltz DOB: 10/3/47 Trustee	Indefinite Term since 1990	President and CEO, Weaver Bros. Insurance Associates, Inc., Bethesda, MD	3	None

Interested Trustees and Officers of the Trust

Name, Birth Date, Address* and Positions with the Trust	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held
William M Lane** DOB: 5/21/50 Trustee, Treasurer, Secretary, Chief Compliance Officer and Anti-Money Laundering	Indefinite Term since 1990	Vice President, Secretary and Chief Compliance Officer, Torray LLC, Bethesda, MD (Oct. 2005-Present); Vice President, Secretary, Treasurer and Chief Compliance Officer, Robert E. Torray & Co. Inc., Bethesda, MD (Jul. 1984-Oct. 2005); Vice President, Secretary and Chief Compliance Officer, The Torray Corporation, Bethesda, MD (Jan. 1990-Oct. 2005); Vice President, Secretary, Treasurer and Chief Compliance Officer, TEL Corporation, Bethesda, MD (Jun. 2005-Oct. 2005).***	3	None

Wayne H. Shaner** DOB: 8/23/47 Trustee and Chairman of the Board	Indefinite Term since 1993	Managing Partner, Rockledge Partners, LLC, Investment Advisory Firm, Easton, MD (Jan. 2004-present); Vice President, Torray LLC, Bethesda, MD (Jan. 2008-June 2008)	3	Director, Van Eck Funds New York, NY

Robert E. Torray DOB: 4/10/37 President	Indefinite Term since 2007	Chairman, Torray LLC, Bethesda, MD (2005-Present); President, Torray LLC,	N/A	None

*	All addresses are c/o The Torray Fund, 7501 Wisconsin Avenue, Suite 1100, Bethesda, MD 20814-6523.
**	Mr. Lane, by virtue of his employment with Torray LLC, the Trust’s investment adviser, is considered an “interested person” of the Trust, as that term is defined in Section 2(a)(19) of the 1940 Act. Mr. Shaner, by virtue of his prior employment with Torray LLC, is currently considered an “interested person” of the Trust.
***	Robert E. Torray & Co., The Torray Corporation and TEL Corporation have all been succeeded to by Torray LLC.

Leadership Structure

Board Leadership Structure. Wayne H. Shaner serves as the Chairman of the Board of the Trust and in this capacity he presides at all meetings of the Trustees and oversees the functioning of the Board’s activities. The Chairman may perform such other functions as may be requested by the members of the Board from time to time. Except for any duties specified herein or pursuant to the Trust’s Declaration of Trust and By-Laws, the designation of Chairman does not impose on Mr. Shaner any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Board. Mr. Shaner is an interested person of the Trust (as such term is defined in the 1940 Act) based upon his prior employment with the Manager. The Board of Trustees has taken into consideration the fact that Mr. Shaner is an interested person of the Trust with respect to their selection of Mr. Shaner to serve as the Chairman of the Board of the Trust and the Board of Trustees has determined that the use of an interested person as Chairman is appropriate under the circumstance because Mr. Shaner’s employment with the Manager was for a short period, Mr. Shaner had served as the Chairman of the Board prior to the time of his employment with the Manager, and Mr. Shaner has been determined by the Board to be able to function in a manner that is independent. The majority of the Board is comprised of Trustees who are not interested persons of the Trust (the “Independent Trustees”) and the Board believes that by maintaining a Board that has a majority of Independent Trustees allows the Board to operate in a manner that provides for an appropriate level of independent action and oversight. In accordance with applicable regulations regarding the governance of the Trust, the Independent Trustees meet in a separate quarterly session in conjunction with each quarterly meeting of the Board during which they review matters relating to their independent oversight of the Trust. The Independent Trustees have determined that because they comprise a majority of the Board, they can act independently and effectively without having an Independent Trustee serving as Chairman of the Board or as a lead independent trustee.

The Board has designated various standing committees, as further discussed below, each of which has a Chairman who is an Independent Trustee. The Board may also designate working groups or ad hoc committees as it deems appropriate, from time to time.

The Board regularly reviews this leadership structure and believes it to be appropriate because it allows the Board to exercise informed judgment over matters under its purview, and it allocates areas of responsibilities among committees of Trustees and the full Board in a manner that enhances effective oversight.

Trustee Qualifications. There are no specific required qualifications for Board membership. The Board believes that the different perspectives, viewpoints, professional experience, education and individual attributes of each Trustee represent a diversity of experiences and skills. In addition to the table below, the following is a brief discussion of the specific experience, qualifications, attributes and skills that led to the conclusion that each person identified below is qualified to serve as a Trustee.

Carol T. Crawford – As a trained attorney, Ms. Crawford has experience with various business, legal and regulatory issues. In addition, Ms. Crawford also has useful board experience derived from her service on other boards.

Bruce C. Ellis – As a private investor with previous business and management experience, Mr. Ellis has familiarity with a variety of business and financial matters. He also has experience as a longstanding member of the Board.

Robert P. Moltz – As the president of a privately-owned independent insurance agency, Mr. Moltz has experience with a variety of business, financial, management, regulatory and operational issues. In addition, Mr. Moltz also serves as Chairman of the Trust’s Audit Committee and he also has experience as a longstanding member of the Board.

William M Lane – Through his position as an officer of the Manager, Mr. Lane has experience in the management and operation of registered investment companies, enabling him to provide management input and guidance to the Board. In addition, he also has experience as a longstanding member of the Board.

Wayne H. Shaner – As someone who has been a participant in the investment industry for over thirty years, Mr. Shaner has extensive experience in the area of portfolio management. In addition, Mr. Shaner also has useful board experience derived from his service on other boards and he has experience as a longstanding member of the Board.

Board Committees. The Board has an Audit Committee, a Nominating and Corporate Governance Committee and a Valuation Committee. The Audit Committee and the Nominating and Corporate Governance Committee are each comprised of all of the Board’s Independent Trustees. The Valuation Committee is comprised of at least two of the Board’s Independent Trustees. The Valuation Committee meets quarterly, as needed, in the event that the Fund holds any securities that are subject to valuation and it reviews the fair valuation of such securities on an as needed basis. The Valuation Committee did not meet during the fiscal year ended December 31, 2009. The Audit Committee oversees the Trust’s accounting and financial reporting policies and practices and oversees the quality and objectivity of the Trust’s financial statements and the independent audit thereof. Mr. Moltz serves as chair of the Audit Committee. During the fiscal year ended December 31, 2009, the Audit Committee met two times. The Nominating and Corporate Governance Committee evaluates the qualifications of Board member candidates and makes nominations for Independent Trustee membership on the Board. Ms. Crawford serves as chair of the Nominating and Corporate Governance Committee. The Committee does not generally consider nominees recommended by shareholders. This Committee also oversees the Board governance process and has responsibility for periodically reviewing Board composition, Board compensation, Board committees and related Board process matters relating to Board governance practices. The Nominating and Corporate Governance Committee did not meet during the fiscal year ended December  31, 2009.

Risk Oversight

Board Oversight of Risk Management. The Fund is subject to various risks including, among others, investment, financial, compliance, valuation and operational risks. Day-to-day risk management functions are included within the responsibilities of the Manager, and other service providers who carry out the Fund’s investment management and business affairs. The Manager and other service providers each have their own, independent interest in risk management, and their policies and procedures for carrying out risk management functions will depend, in part, on their individual priorities, resources and controls.

The Board has not established a standing risk oversight committee. Instead, in fulfilling its risk oversight responsibilities, the Board regularly solicits and/or receives reports from the Manager, the Fund’s Chief Compliance Officer (“CCO”) and from legal counsel to the Trust. The Board has designated the CCO to oversee the risk management processes, procedures and controls for the Trust. In this role, the CCO reports directly to the Board’s Independent Trustees and provides quarterly reports to the Board, in addition to an annual report to the Board in accordance with the Fund’s compliance policies and procedures and applicable regulatory requirements. The CCO also regularly provides the Board with updates on the application of the Fund’s compliance policies and procedures and how these procedures are designed to mitigate risk. In addition, as part of the Board’s periodic review of the Fund’s advisory and other service provider arrangements, the Board may consider risk management aspects of their operations and the functions for which they are responsible. The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role in response to various relevant factors.

For the fiscal year ended December 31, 2009, the dollar range of equity securities owned by each Trustee in the Fund and the Fund Complex is as follows:

Independent Trustees

Name of Trustee	Dollar Range of Equity Securities in the Fund*	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee in Family of Investment Companies
Carol T. Crawford	$0	$10,001-50,000
Bruce C. Ellis	$0	$50,001-100,000
Robert P. Moltz	$0	Over $100,000

Interested Trustees

Name of Trustee	Dollar Range of Equity Securities in the Fund*	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee in Family of Investment Companies
William M Lane	$0	Over $100,000
Wayne H. Shaner	$0	$0

*	The Fund was not in operation until December [ ], 2010 and therefore shares were not offered or available as of December 31, 2009.

The Fund’s Agreement and Declaration of Trust provides that the Fund will indemnify its Trustees and each of its officers against liabilities and expenses incurred in connection with the litigation in which they may be involved because of their offices with the Fund, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Fund or that such indemnification would relieve any officer or Trustee of any errors and omissions to the Fund or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

The Trustees set their level of compensation, which may be subject to change from time to time. Each of the Trustees who are not officers or employees of Torray LLC receives an annual retainer of $14,000, plus $2,000 for each Trustees’ meeting attended. The Chairman of the Board receives an additional annual retainer of $10,000. The salaries and expenses of each of the Trust’s officers are paid by the Manager. The Trustees do not receive any pension or retirement benefits.

The following table exhibits Trustee compensation for the fiscal year ended December 31, 2009.

Name of Trustee	Aggregate Compensation from the Fund*	Aggregate Compensation from Fund Complex
Carol T. Crawford	$0	$20,000
Bruce C. Ellis	$0	$22,000
Robert P. Moltz	$0	$22,000
Wayne H. Shaner	$0	$32,000
William M Lane	$0	$0

*	The Fund was not in operation until December [ ], 2010 and therefore shares were not offered or available as of December 31, 2009.

As of December [    ], 2010, the Trustees, officers, and affiliated persons of the Fund, as a group, owned     % of the outstanding shares of the Fund.

As of December [    ], 2010, the following entities owned beneficially or of record, for their own account or the accounts of their customers, more than 5% of the outstanding shares of the Fund:

Shareholder	Number of Shares	% of Fund
%
%
%

INVESTMENT MANAGER AND OTHER SERVICES

The Manager

Pursuant to a written management contract (“Management Agreement”) between the Fund and Torray LLC (the “Manager”) and subject to such policies as the Trustees of the Fund may determine, the Manager, at its expense, will furnish continuously an investment program for the Fund and will make investment decisions on behalf of the Fund and place all orders for the purchase and sale of portfolio securities subject always to applicable investment objectives, policies and restrictions. The Fund pays the Manager a fee, computed daily and payable monthly, at the annual rate of 1.00% of the Fund’s average daily assets. The Manager is a Maryland limited liability company organized in 2005. The Manager is the successor to the Fund’s prior investment adviser, The Torray Corporation.

Pursuant to the Management Agreement and subject to the control of the Trustees, the Manager also manages, supervises and conducts the other affairs and business of the Fund, furnishes office space and equipment, provides bookkeeping and certain clerical services and pays all fees and expenses of the officers of the Fund. As indicated under “Brokerage Services,” the Fund’s portfolio transactions may be placed with brokers which furnish the Manager, without cost, certain research, statistical and quotation services of value to it or its affiliates in advising the Fund or their other clients. In so doing, the Fund may incur greater brokerage commissions than it might otherwise pay.

The Management Agreement has been approved by the Trustees of the Fund. By its terms, the Management Agreement will continue in force from year to year, but only so long as its continuance is approved at least annually by the Trustees at a meeting called for that purpose or by the vote of a majority of the outstanding shares of the Fund. The Management Agreement automatically terminates on assignment, and is terminable upon notice by the Fund. In addition, the Management Agreement may be terminated on not more than 60 days notice by the Manager to the Fund. In the event the Manager ceases to be the Manager of the Fund, the right of the Fund to use the identifying name of “Torray” may be withdrawn.

The Fund pays, in addition to the management fee described above, all expenses not borne by the Manager, including, without limitation, fees and expenses of the Trustees, interest charges, taxes, brokerage commissions, expenses of issue or redemption of shares, fees and expenses of registering and qualifying the shares of the Fund for distribution under federal and state laws and regulations, charges of custodians, auditing and legal expenses, reports to shareholders, expenses of meetings of shareholders, expenses of printing and mailing prospectuses, proxy statements and proxies to existing shareholders and insurance premiums.

The Management Agreement provides that the Manager shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

Nicholas C. Haffenreffer serves as the portfolio manager of the Fund. The following table lists the number and types of other accounts managed by Mr. Haffenreffer and assets under management in those accounts as of December [    ], 2010:

Portfolio Manager	Other Registered Investment Company Accounts	Assets Managed ($ millions)	Other Pooled Investment Vehicle Accounts	Assets Managed ($ millions)	Other Accounts	Assets Managed ($ millions)	Total Assets Managed ($ millions)
Nicholas C. Haffenreffer	0		$0	$0	4	$	$

As indicated in the table above, portfolio managers at the Manager may manage accounts for multiple clients. The portfolio managers manage other registered investment companies, other types of pooled accounts (such as private investment funds), and separate accounts (i.e., accounts managed on behalf of individuals for public or private institutions). Portfolio managers at the Manager make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio. Because a portfolio manager’s compensation is affected by revenues earned by the Manager, the incentives associated with any given account may be higher or lower than those associated with other accounts. The Manager has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. The Manager monitors a variety of areas, including compliance with account investment guidelines, the allocation of initial public offerings and other similar investment opportunities, and compliance with the Manager’s Code of Ethics.

The portfolio manager’s compensation consists of a fixed annual salary, plus additional remuneration based on the overall performance of the Manager for the given time period.

The dollar range of equity securities of the Fund beneficially owned by the Fund’s portfolio manager as of December [    ], 2010 is as follows:

Portfolio Manager	Dollar Range of Equity Securities of The Fund Beneficially Owned
Nicholas C. Haffenreffer	$

Code of Ethics

The Fund and the Manager have adopted a joint Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act of 1940. This Code of Ethics applies to the personal investing activities of trustees, officers and certain employees (“access persons”) of the Fund and the Manager. Rule 17j-1 and the Code of Ethics is designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under the Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements. A copy of the Code of Ethics is on file with the SEC, and is available to the public at www.sec.gov.

Other Services

Custodian and Transfer Agent. PFPC Trust Company, which will be renamed BNY Mellon Investment Servicing Trust Company effective July 1, 2011, 301 Bellevue Parkway, Wilmington, DE 19809, is the custodian for the Fund. BNY Mellon Investment Servicing (US) Inc., 760 Moore Road, King of Prussia, PA 19406 serves as transfer agent and shareholder servicing agent to the Fund.

Administrator. Pursuant to an Amended and Restated Administration Agreement among the Manager, BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) and the Trust, BNY Mellon performs certain accounting and administrative services for the Trust including portfolio and general ledger accounting, daily valuation of all portfolio securities, NAV calculation, preparation and coordination of the annual update to the Trust’s registration statement and assisting with various SEC filings. BNY Mellon also keeps all books and records with respect to the Fund as it is required to maintain pursuant to Rule 31a-1 of the Investment Company Act of 1940, as amended, monitors the Fund’s status as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and calculates required tax distributions.

Independent Registered Public Accounting Firm. The Fund’s independent registered public accounting firm is BBD, LLP, 1835 Market St., 26th Floor, Philadelphia, PA 19103.

Underwriter. BNY Mellon Distributors Inc. (the “Underwriter”), 760 Moore Road, King of Prussia, PA 19406, serves as the principal underwriter of the Fund’s shares. The Underwriter is a broker-dealer affiliated with the Administrator and acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.

Fund Counsel. Dechert LLP, 1775 I Street, N.W. Washington, D.C. 20006, serves as counsel to the Trust.

DISTRIBUTIONS

Distributions from Net Investment Income. The Fund pays out substantially all of its net investment income (i.e., dividends, interest it receives from its investments, and short-term gains). It is the present policy of the Fund to declare and pay distributions from net investment income quarterly.

Distributions of Capital Gains. The Fund’s policy is to distribute annually substantially all of the net realized capital gain, if any, after giving effect to any available capital loss carryover. Net realized capital gain is the excess of net realized long-term capital gain over net realized short-term capital loss.

BROKERAGE SERVICES

Transactions on stock exchanges and other agency transactions involve the payment by the Fund of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. There is generally no stated commission in the case of securities traded in the over-the-counter markets but the price paid by the Fund usually includes a dealer commission or mark-up. It is anticipated that most purchases and sales of short-term portfolio securities will be with the issuer or with major dealers in money market instruments acting as principals. In underwritten offerings, the price paid includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

When the Manager places orders for the purchase and sale of portfolio securities for the Fund and buys and sells securities for the Fund, it is anticipated that such transactions will be effected through a number of brokers and dealers. In so doing, the Manager intends to use its best efforts to obtain for the Fund the most favorable price and execution available, except to the extent that it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, the Manager considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker/dealer involved and the quality of service rendered by the broker/dealer in other transactions.

It has for many years been a common practice in the investment advisory business for advisors of investment companies and other institutional investors to receive research, statistical and quotation services from brokers which execute portfolio transactions for the clients of such advisors. Consistent with this practice, the Manager may receive research, statistical and quotation services from brokers with which the Fund’s portfolio transactions are placed. These services, which in some instances could also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services may be of value to the Manager in advising various clients (including the Fund), although not all of these services are necessarily useful and of value in managing the Fund. The fees paid to the Manager are not reduced because it receives such services.

As permitted by Section 28(e) of the Securities Exchange Act of 1934 and the Management Agreement, the Manager may cause the Fund to pay a broker which provides “brokerage and research services” (as defined in the Act) to the Manager an amount of disclosed commission for effecting a securities transaction for the Fund in excess of the commission which another broker would have charged for effecting that transaction. The authority of the Manager to cause the Fund to pay any such greater commissions is subject to such policies as the Trustees may adopt from time to time.

Under the 1940 Act, persons affiliated with the Fund are prohibited from dealing with the Fund as a principal in the purchase and sale of securities.

DESCRIPTION OF THE FUND’S SHARES

The Trust is organized as a Massachusetts business trust and currently consists of three separate series of shares. Shares of each series of the Trust, including the Fund, consist of an unlimited number of shares, without par value. Under the Trust’s Agreement and Declaration of Trust, the Trustees of the Trust are authorized to divide the interests in the Trust into additional series of shares. Shareholders are entitled to one vote for each full share held and a proportionate fractional vote for any fractional shares held. No share of the Fund shall have any priority or preference over any other share of the Fund with respect to dividends or distributions upon termination of the Trust. Shareholders have no preemptive or other rights to subscribe to any additional shares or other securities issued by the Trust.

REDEMPTION OF SHARES AND DETERMINATION OF NET ASSET VALUE

How to Redeem Shares

The procedures for redemption of Fund shares are summarized in the text of the Prospectus following the caption “Purchasing and Redeeming Shares - How to Redeem Shares.” Redemption requests must be in good order, as defined in the Prospectus. Upon receipt of a redemption request in good order, the shareholder will receive a check equal to the net asset value of the redeemed shares next determined after the redemption request has been received. The Fund will accept redemption requests only on days the New York Stock Exchange (“NYSE”) is open. Proceeds will normally be forwarded on the next day on which the NYSE is open; however, the Fund reserves the right to take up to seven days to make payment if, in the judgment of the manager, the Fund could be adversely affected by immediate payment. The proceeds of redemption may be more or less than the shareholder’s investment and thus may involve a capital gain or loss for tax purposes. If the shares to be redeemed represent an investment made by check, the Fund reserves the right not to forward the proceeds of the redemption until the check has been collected.

The Fund may suspend the right of redemption and may postpone payment only when the NYSE is closed for other than customary weekends and holidays, or if permitted by the rules of the SEC during periods when trading on the NYSE is restricted or during any emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by order of the SEC.

The Fund reserves the right to redeem shares and mail the proceeds to the shareholder if at any time the net asset value of the shares in the shareholder’s account in the Fund falls below a specified level, currently set at $2,500. Shareholders will be notified and will have 30 days to bring the account up to the required level before any redemption action will be taken by the Fund. The Fund also reserves the right to redeem shares in a shareholder’s account in excess of an amount set from time to time by the Trustees. No such limit is presently in effect, but such a limit could be established at any time and could be applicable to existing as well as future shareholders.

How Net Asset Value is Determined

The net asset value per share of the Fund is determined once on each day on which the NYSE is open, as of the close of the NYSE. The Trust expects that the days, other than weekend days, that the NYSE will not be open are New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s portfolio securities for which market quotations are readily available are valued at market value, which is determined by using the last reported sale price, or, if no sales are reported - and in the case of certain securities traded over-the-counter-the last reported bid price. For Nasdaq traded securities, market value may also be determined on the basis of the Nasdaq Official Closing Price (the “NOCP”) instead of the last reported sales price.

Certain securities and assets of the Fund may be valued at fair value as determined in good faith by the Trustees or by persons acting at their direction pursuant to guidelines established by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of such securities is generally determined as the amount which the Fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Fund in connection with such disposition). In addition, such specific factors are also generally considered as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts’ reports regarding the issuer.

Generally, trading in U.S. Government Securities is substantially completed each day at various times prior to the close of the Exchange. The value of such securities used for determining the Fund’s net asset value per share is computed as of such times. Occasionally, events affecting the value of such securities may occur between such times and the close of the NYSE which will not be reflected in the computation of the Fund’s net asset value. If events materially affecting the value of the Fund’s securities occur during such period, then these securities will be valued at their fair value as determined in good faith by the Trustees.

TAXES

All dividends and distributions of the Fund, whether received in shares or cash, are taxable to the Fund’s shareholders and must be reported by each shareholder on his federal income tax return. Although a dividend or capital gains distribution received after the purchase of the Fund’s shares reduces the net asset value of the shares by the amount of the dividend or distribution, it will be treated as a distribution, and will be subject to federal income taxes as a dividend, ordinary income or, if properly designated by the Fund, as long-term capital gain. Current law provides for a maximum tax rate for individual taxpayers of 15% on long-term gains from sales and from certain qualifying dividends on corporate stock. These rates are currently scheduled to increase to 20% after 2010. These rate reductions do not apply to corporate taxpayers. Distributions of earnings from dividends paid by certain “qualified foreign corporations” can also qualify for the lower tax rates on qualifying dividends. A shareholder will also have to satisfy a more than 60 day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate. Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer. In general, any gain or loss realized upon a taxable disposition of Fund shares by a shareholder will be treated as long-term capital gain or loss if the shares have been held for more than one year and otherwise as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder with respect to those shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other Fund shares are purchased by the shareholder within 30 days before or after the disposition.

For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.

The Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). In order to so qualify, the Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock or securities, or other income derived with respect to its business of investing in such stock or securities; (b) each year distribute at least 90% of its “investment company taxable income,” which, in general, consists of investment income and short-term capital gains; and (c) diversify its holdings so that, at the end of each fiscal quarter (i) at least 50% of the market value of the

Fund’s assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities, limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses. By so qualifying, the Fund will not be subject to federal income taxes to the extent that its net investment income, net realized short-term capital gains and net realized long-term capital gains are distributed.

In years when the Fund distributes amounts in excess of its earnings and profits, such distributions may be treated in part as a return of capital. A return of capital is not taxable to a shareholder and has the effect of reducing the shareholder’s basis in the shares. The Fund currently has no intention or policy to distribute amounts in excess of its earnings and profits.

Distributions from the Fund will qualify for the dividends-received deduction for corporations to the extent that the Fund’s gross income was derived from qualifying dividends from domestic corporations.

Annually, shareholders will receive information as to the tax status of distributions made by the Fund in each calendar year.

The Fund is required to withhold and remit to the U.S. Treasury 28% (currently scheduled to increase to 31% after 2010) of all dividend income earned by any shareholder account for which an incorrect or no taxpayer identification number has been provided or where the Fund is notified that the shareholder has under-reported income in the past (or the shareholder fails to certify that he is not subject to such withholding). In addition, the Fund will be required to withhold and remit to the U.S. Treasury 28% of the amount of the proceeds of any redemption of shares of a shareholder account for which an incorrect or no taxpayer identification number has been provided.

The foregoing relates to federal income taxation of United States citizens or residents. It does not apply to anyone who may be in a special tax situation. Distributions from investment income and capital gains may also be subject to state and local taxes. The Fund is organized as a Massachusetts business trust. Under current law, as long as the Fund qualifies for the federal income tax treatment described above, it is believed that the Fund will not be liable for any income or franchise tax imposed by Massachusetts.

Effective January 1, 2013, the Fund will be required to withhold U.S. tax (at a 30% rate) on payments of dividends and redemption proceeds made to certain non-U.S. entities that fail to comply with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

CALCULATION OF RETURN AND PERFORMANCE COMPARISONS

Calculation of Return

Total Return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested immediately rather than paid to the investor in cash. The formula for Total Return used herein includes four steps: (1) adding to the total number of shares purchased by a hypothetical $1,000 investment in the Fund all additional shares which would have been purchased if all dividends and distributions paid or distributed during the period had been immediately reinvested; (2) calculating the value of the hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share on the last trading day of the period; (3) assuming redemption at the end of the period; and (4) dividing this account value for the hypothetical investor by the initial $1,000 investment.

Average annual total return is the average annual compounded rate of return for periods of one year, five years and ten years, all ended on the last day of a recent calendar quarter. Average annual total return quotations reflect changes in the price of the Fund’s shares and assume that all dividends and capital gains distributions during the respective periods were reinvested in Fund shares. Average annual total return (before taxes) is calculated by computing the average annual compounded rates of return of a hypothetical investment over such periods, according to the following formula (average annual total return is then expressed as a percentage):

P(1+T)n = ERV

Where:

T	=	average annual total return
P	=	a hypothetical initial payment of $1,000
n	=	number of years
ERV	=	ending redeemable value of a hypothetical $1,000 payment made at the beginning of the designated time period.

It should be noted that average annual total return is based on historical performance and is not intended to indicate future performance. Average annual total return for the Fund will vary based on changes in market conditions and the level of the Fund’s expenses.

The average annual total return (after taxes on distributions) will be calculated according to the following formula:

P(1 + T)n = ATVD

Where:

P	=	a hypothetical initial payment of $1,000,
T	=	average annual total return (after taxes on distributions),
n	=	number of years, and
ATVD	=	the ending value of a hypothetical $1,000 payment made at the beginning of the designated time period, after taxes on fund distributions but not after taxes on redemption.

The average annual total return (after taxes on distributions and redemptions) will be calculated according to the following formula:

P(1+T)n = ATVDR

Where:

P	=	a hypothetical initial payment of $1,000,
T	=	average annual total return (after taxes on distributions and redemption),
n	=	number of years, and
ATVDR	=	the ending value of a hypothetical $1,000 payment made at the beginning of the designated time period, after taxes on distributions and redemption.

Performance Comparisons

The Fund may from time to time include its Total Return in information furnished to present or prospective shareholders. The Fund may from time to time also include its Total Return and Yield and the ranking of those performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services, Morningstar, the Investment Company Institute and other similar services as having the same investment objective as the Fund.

PROXY VOTING

The Board of Trustees of the Trust has adopted proxy voting policies and procedures (the “Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Manager and adopted the Manager’s proxy voting policy and procedures which are described below. The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policy for the upcoming year. In the event that a conflict of interest arises between the Fund’s shareholders and the Manager or any of its affiliates or any affiliate of the Fund, the Manager will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board of Trustees. A Committee of the Board with responsibility for proxy oversight will instruct the Manager on the appropriate course of action. The Manager generally reviews each matter on a case-by-case basis in order to make a determination of how to vote in a manner that best serves the interests of Fund shareholders. The Manager may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweigh the benefits derived from exercising the right to vote. In addition, the Manager will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the Manager or any of its affiliate or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients. Information on how the Fund voted proxies relating to portfolio securities during the 12 month period ended June 30th each year is available (1) without charge, upon request, by calling 1-800-443-3036 and (2) on the SEC’s website at http://www.sec.gov.

DISCLOSURE OF FUND PORTFOLIO HOLDINGS

The Board of Trustees has adopted policies and procedures concerning the public and nonpublic disclosure of the Fund’s portfolio securities. In order to protect the confidentiality of the Fund’s portfolio holdings, information regarding those holdings may not, as a general matter, be disclosed except: (1) to service providers that require such information in the course of performing their duties (such as the Fund’s investment adviser, administrator, custodian, independent public accountants, legal counsel, officers, the Board of Trustees, and each of their respective affiliates) and that are subject to a duty of confidentiality; and (2) pursuant to certain enumerated exceptions. These exceptions include: (1) disclosure of portfolio holdings only after such information has been publicly disclosed; and (2) to third-party vendors, such as Morningstar, Inc., Lipper Analytical Services, and other financial intermediaries, pursuant to a confidentiality agreement. A complete list of the Fund’s portfolio holdings is publicly available on a quarterly basis through filings made with the SEC on Forms N-CSR and N-Q. The Fund also makes available certain additional information regarding its portfolio holdings on its website, www.torray.com.

Whenever portfolio holdings disclosure made pursuant to the Fund’s procedures involves a conflict of interest between the Fund’s shareholders and the Fund’s Manager or any affiliated person of the Fund, the disclosure may not be made unless a majority of the Trust’s Independent Trustees or a majority of a board committee consisting solely of Independent Trustees approves such disclosure. Neither the Fund nor the Manager may enter into any arrangement providing for the disclosure of non-public portfolio holding information for the receipt of compensation or benefit of any kind.

Any exceptions to the policies and procedures may only be made by the consent of the Trust’s chief compliance officer upon a determination that such disclosure serves a legitimate business purpose and is in the best interests of the Fund and will be reported to the Board at the Board’s next regularly scheduled meeting. Any amendments to the Trust’s policies and procedures must be approved and adopted by the Trust’s Board of Trustees.

FINANCIAL STATEMENTS

The audited financial statements for the Fund will be included in the Fund’s Annual Report to Shareholders, which will be audited by the Fund’s independent registered public accounting firm, BBD, LLP, and, when available, will be deemed to be incorporated by reference into this Statement of Additional Information.

PART C

OTHER INFORMATION

Item 28.	Exhibits

(a)(1)	Agreement and Declaration of Trust originally filed as exhibit (1) to the Registrant’s Initial Registration Statement on Form N-1A dated April 24, 1990, is incorporated by reference to exhibit (1) to Post-Effective Amendment No. 6, electronically filed on April 30, 1996.

(a)(2)	Establishment and Designation of a New Series of Beneficial Interest - for The Torray Institutional Fund is incorporated by reference to exhibit (1) to Post-Effective Amendment No. 14, electronically filed on June 28, 2001.

(a)(3)	Establishment and Designation of a New Series of Beneficial Interest - for The Torray Resolute Fund (to be filed by amendment).

(b)	By-Laws originally filed as exhibit (2) to the Registrant’s Initial Registration Statement on Form N-1A dated April 24, 1990, are incorporated by reference to exhibit (2) to Post-Effective Amendment No. 6, electronically filed on April 30, 1996.

(c)	Not Applicable

(d)(1)	Management Contract between the Registrant and Torray LLC for The Torray Fund dated December 19, 2005 is incorporated by reference to exhibit (d)(1) to Post-Effective Amendment No. 20, electronically filed on April 28, 2006.

(d)(2)	Management Contract between the Registrant and Torray LLC for The Torray Institutional Fund dated December 19, 2005 is incorporated by reference to exhibit (d)(2) to Post-Effective Amendment No. 20, electronically filed on April 28, 2006.

(d)(3)	Management Contract between the Registrant and Torray LLC for The Torray Resolute Fund (to be filed by amendment).

(e)(1)	Underwriting Agreement between the Registrant and BNY Mellon Distributors Inc. dated January 1, 2007 is incorporated by reference to exhibit (e) to Post Effective Amendment No. 21, electronically filed on April 27, 2007.

(e)(2)	Form of Selling and/or Services Agreement for Torray Funds is incorporated by reference to exhibit (e)(2) to Post Effective Amendment No. 24, electronically filed on March 2, 2010.

(f)	Not Applicable

(g)	Amended and Restated Custodian Services Agreement between the Registrant and PFPC Trust Company dated November 30, 2005, is incorporated by reference to exhibit (g) to Post Effective Amendment 22, electronically filed on April 28, 2008.

(h)(1)	Amended and Restated Administration Agreement between Registrant and BNY Mellon Investment Servicing (US) Inc., dated November 30, 2005 is incorporated by reference to exhibit (h) to Post-Effective Amendment No. 20, electronically filed on April 28, 2006.

(h)(2)	Amended and Restated Transfer Agency Services Agreement between the Registrant and BNY Mellon Investment Servicing (US) Inc., dated November 30, 2005, is incorporated by reference to exhibit (h)(2) to Post-Effective Amendment No. 23, electronically filed on April 30, 2009.

(i)	Legal Opinion of Dechert LLP (to be filed by amendment).

(j)	Consent of BBD, LLP, (to be filed by amendment).

(k)	Not Applicable

(l)	Purchase Agreement between Registrant and Robert E. Torray as filed as exhibit (13) to Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A, filed November 20, 1990, is incorporated by reference to exhibit (13) to Post-Effective Amendment No. 6, as filed on April 30, 1996.

(m)	Not Applicable

(n)	Not Applicable

(o)	Not Applicable

(p)(1)	Code of Ethics of the Trust and the Adviser dated February 1, 2005 as amended September 15, 2005, October 7, 2005, and as further amended September 26, 2006, is incorporated by reference to exhibit (p)(1) to Post-Effective Amendment No. 21, as filed on April 27, 2007.

Item 29.	Persons Controlled By or Under Common Control with Registrant

None.

Item 30.	Indemnification

Article VIII of the Registrant’s Agreement and Declaration of Trust, provides in effect that the Registrant will indemnify its officers and Trustees under certain circumstances. However, in accordance with Section 17(h) and 17(i) of the Investment Company Act of 1940 and its own terms, said Agreement and Declaration of Trust does not protect any person against any liability to the Registrant or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of his or her office.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions (or otherwise), the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by Trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such Trustees, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

Indemnification of Registrant’s principal underwriter, custodian and transfer agent against certain losses is provided for in Section 9 of the Underwriting Agreement with BNY Mellon Distributors Inc. incorporated by reference as Exhibit (e)(1) hereto, and Section 12 of the Amended and Restated Custodian Services and Amended and Restated Transfer Agency and Service Agreements, incorporated by reference as Exhibits (g) and (h)(2) hereto, respectively.

Section 9 of the Underwriting Agreement provides as follows:

(a)	The Fund agrees to indemnify and hold harmless BNY Mellon Distributors and its affiliates from all taxes, charges, expenses, assessments, claims and liabilities (including, without limitation, attorneys’ fees and disbursements and liabilities arising under the Securities Laws and any state and foreign securities and blue sky laws) arising directly or indirectly from any action or omission to act which BNY Mellon Distributors takes in connection with the provision of services to the Fund. Neither BNY Mellon Distributors, nor any of its affiliates, shall be indemnified against any liability (or any expenses incident to such liability) caused by BNY Mellon Distributors’ or its affiliates’ own willful misfeasance, bad faith, gross negligence or reckless disregard of its duties and obligations under this Agreement.

(b)

The Fund agrees to indemnify and hold harmless BNY Mellon Distributors, its officers, directors, and employees, and any person who controls BNY Mellon Distributors within the meaning of Section 15 of the 1933 Act, free and harmless (a) from and against any and all claims, costs, expenses (including reasonable attorneys’ fees) losses, damages, charges, payments and liabilities of any sort or kind which BNY Mellon Distributors, its officers, directors, employees or any such controlling person may incur under the 1933 Act, under any other statute, at common law or otherwise, arising out of or based upon: (i) any untrue statement, or alleged untrue statement, of a material fact contained in the Fund’s Registration Statement, Prospectus, Statement of Additional Information, or sales literature (including amendments and supplements thereto), or (ii) any omission, or alleged omission, to state a material fact required to be stated in the Fund’s Registration Statement, Prospectus, Statement of Additional Information or sales literature (including amendments or supplements thereto), necessary to make the statements therein not misleading, provided, however, that insofar as losses, claims, damages, liabilities or expenses arise out of or are based upon any such untrue statement or omission or alleged untrue statement or omission made in reliance on and in conformity with information furnished to the Fund by BNY Mellon Distributors or its affiliated persons for use in the Fund’s Registration Statement, Prospectus, or Statement of Additional Information or sales literature (including amendments or supplements thereto), such indemnification is not applicable; and (b) from and against any and all such claims, demands, liabilities and expenses (including such costs and counsel fees) which you, your officers and directors, or such controlling person, may incur in connection with this Agreement or BNY Mellon Distributors’ performance hereunder (but excluding such claims, demands, liabilities and expenses (including such costs and counsel fees) arising out of or based upon any untrue statement, or alleged untrue statement, of a material fact contained in any Registration Statement or any Prospectus or arising out of or based upon any omission, or alleged omission, to state a material fact required to be stated in either any Registration Statement or any Prospectus or necessary to make the statements in either thereof not misleading), unless such claims, demands, liabilities and expenses (including such costs and counsel fees) arise by reason of BNY Mellon Distributors’ willful misfeasance, bad faith or gross negligence in the performance of BNY Mellon Distributors’ duties hereunder. The Fund acknowledges and agrees that in the event that BNY Mellon Distributors, at the request of the Fund, is required to give indemnification comparable to that set forth in this paragraph to any broker-dealer selling Shares of the Fund or servicing agent servicing the shareholders of the Fund and such broker-dealer or servicing agent shall make a claim for indemnification against BNY Mellon Distributors, BNY Mellon Distributors shall make a similar claim for indemnification against the Fund.

(c)	BNY Mellon Distributors agrees to indemnify and hold harmless the Fund, its several officers and Board Members and each person, if any, who controls a Portfolio within the meaning of Section 15 of the 1933 Act against any and all claims, costs, expenses (including reasonable attorneys’ fees), losses, damages, charges, payments and liabilities of any sort or kind which the Fund, its officers, Board Members or any such controlling person may incur under the 1933 Act, under any other statute, at common law or otherwise, but only to the extent that such liability or expense incurred by the Fund, its officers or Board Members, or any controlling person resulting from such claims or demands arose out of the acquisition of any Shares by any person which may be based upon any untrue statement, or alleged untrue statement, of a material fact contained in the Fund’s Registration Statement, Prospectus or Statement of Additional Information (including amendments and supplements thereto), or any omission, or alleged omission, to state a material fact required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished or confirmed in writing to the Fund by BNY Mellon Distributors or its affiliated persons (as defined in the 1940 Act). The foregoing rights of indemnification shall be in addition to any other rights to which the Fund or any such person shall be entitled to as a matter of law.

(d)

In any case in which one party hereto (the “Indemnifying Party”) may be asked to indemnify or hold the other party hereto (the “Indemnified Party”) harmless, the Indemnified Party will notify the Indemnifying Party promptly after identifying any situation which it believes presents or appears likely to present a claim for indemnification (an “Indemnification Claim”) against the Indemnifying Party, although the failure to do so shall not prevent recovery by the Indemnified Party, and shall keep the Indemnifying Party advised with respect to all developments concerning such situation. The Indemnifying Party shall have the option to defend the Indemnified Party against any Indemnification Claim which may be the subject of this indemnification, and, in the event that the Indemnifying Party so elects, such defense shall be conducted by counsel chosen by the Indemnifying Party and satisfactory to the Indemnified Party, and thereupon the Indemnifying Party shall take over complete defense of the Indemnification Claim and the Indemnified Party shall sustain no further legal or other expenses in respect of such Indemnification Claim. In the event that the Indemnifying Party does not elect to assume the defense of any such suit, or in case the Indemnified Party reasonably does not approve of counsel chosen by the Indemnifying Party, or in case there is a conflict of interest between the Indemnifying Party or the Indemnified Party, the Indemnifying Party will reimburse the Indemnified Party for the fees and expenses of any counsel retained by the Indemnified Party. The Fund agrees promptly to notify BNY Mellon Distributors of the commencement of any litigation or proceedings against the Fund or any of its officers or directors in connection with the issue and sale of any Shares. The Indemnified Party will not confess any Indemnification Claim or make any compromise in any case in which the Indemnifying Party will be asked to provide indemnification, except with the Indemnifying Party’s prior written consent.

Section 12 of the Amended and Restated Custodian Services Agreement provides as follows:

The Fund, on behalf of each Portfolio, agrees to indemnify, defend and hold harmless PFPC Trust and its affiliates, including their respective officers, directors, agents and employees from all taxes, charges, expenses, assessments, claims and liabilities (including, without limitation, attorneys’ fees and disbursements and liabilities arising under the Securities Laws and any state and foreign securities and blue sky laws) arising directly or indirectly from any action or omission to act which PFPC Trust takes in connection with the provision of services to the Fund. Neither PFPC Trust, nor any of its affiliates, shall be indemnified against any liability (or any expenses incident to such liability) caused by PFPC Trust’s or its affiliates’ own willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of PFPC Trust’s activities under this Agreement. The provisions of this Section 12 shall survive termination of this Agreement.

Section 12 of the Amended and Restated Transfer Agency Services Agreement provides as follows:

The Fund agrees to indemnify, defend and hold harmless BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) and its affiliates, including their respective officers, directors, agents and employees, from all taxes, charges, expenses, assessments, claims and liabilities (including, without limitation, attorneys’ fees and disbursements and liabilities arising under the Securities Laws and any state and foreign securities and blue sky laws) arising directly or indirectly from any action or omission to act which BNY Mellon takes in connection with the provision of services to the Fund. Neither BNY Mellon, nor any of its affiliates, shall be indemnified against any liability (or any expenses incident to such liability) caused by BNY Mellon’s or its affiliates’ own willful misfeasance, bad faith, negligence or reckless disregard in the performance of BNY Mellon’s activities under this Agreement, provided that in the absence of a finding to the contrary the acceptance, processing and/or negotiation of a fraudulent payment for the purchase of Shares shall be presumed not to have been the result of BNY Mellon’s or its affiliates own willful misfeasance, bad faith, negligence or reckless disregard of such duties and obligations under this Agreement. The provisions of this Section 12 shall survive termination of this Agreement.

Item 31.	Business and Other Connections of Investment Advisor

The business and other connection of the officers and directors of Torray LLC are set forth in the Form ADV of Torray LLC (No. 801-8629) as currently on file with the U.S. Securities and Exchange Commission, which is incorporated by reference herein.

Item 32.	Principal Underwriter

(a)	BNY Mellon Distributors Inc. (the “Distributor”) is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the FINRA. As of July 26, 2010, the Underwriter acted as principal underwriter for the following investment companies:

Aston Funds
E.I.I. Realty Securities Trust
FundVantage Trust
GuideStone Funds
Highland Floating Rate Fund
Highland Floating Rate Advantage Fund
Highland Funds I
The Industry Leaders Fund
Kalmar Pooled Investment Trust
Matthews International Funds, dba Matthews Asia Funds
Metropolitan West Funds
The Motley Fool Funds Trust
New Alternative Fund, Inc.
Old Westbury Funds, Inc.
The RBB Fund, Inc.
Stratton Multi-Cap Fund, Inc.
Stratton Real Estate Fund, Inc.
The Stratton Funds, Inc.
The Torray Fund

(b)	The Distributor is a Massachusetts corporation located at 760 Moore Road, King of Prussia, PA 19406. The Distributor is a wholly-owned subsidiary of BNY Mellon Distributors Holdings Inc. a wholly-owned subsidiary of The Bank of New York Mellon Corporation, a publicly traded company.

The following is a list of the directors and executive officers of the Distributor:

Board of Directors

Name	Position	Effective Date
Nicholas M. Marsini, Jr.	Director	April 26, 2007
Michael DeNofrio	Director	April 26, 2007
Steven Turowski	Director	August 30, 2007
T. Thomas Deck	Director	January 3, 2008
Dennis J. Westley	Director	March 4, 2008

Officers

Name	Position	Effective Date
T. Thomas Deck	President and Chief Executive Officer	January 3, 2008
Bruno Di Stefano	Vice President	April 11, 2007
Susan K. Moscaritolo	Vice President, Secretary and Clerk	VP – April 11, 2007 Secretary and Clerk – May 29, 2007
Matthew O. Tierney	Treasurer and Financial Operations Principal, Chief Financial Officer	August 19, 2008
Felicia Antonio	Chief Compliance Officer	August 27, 2010
Jodi Jamison	Chief Legal Officer	April 11, 2007
Ellen C. Krause	Chief Risk Officer	March 26, 2009
Maria C. Schaffer	Controller and Assistant Treasurer	April 11, 2007
John J. Munera	Anti-Money Laundering Officer	April 11, 2007
Ronald Berge	Assistant Vice President	April 11, 2007
Dianna A. Stone	Assistant Secretary and Assistant Clerk	November 27, 2007
Kevin D. Peterson	Assistant Treasurer – Tax	July 1, 2010
Gary E. Abbs	Assistant Treasurer – Tax	July 1, 2010
Joanne S. Huber	Assistant Treasurer – Tax	July 1, 2010
Barbara J. Parrish	Assistant Secretary	July 1, 2010
Mary Lou Olinski	Assistant Secretary	July 1, 2010
Cristina Rice	Assistant Secretary	July 1, 2010

(c)	Not Applicable

Item 33.	Location of Accounts and Records

All accounts, books or other documents required to be maintained pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained at the offices of the Registrant’s Administrator and Transfer Agent, BNY Mellon Investment Servicing (US) Inc., 760 Moore Road, King of Prussia, PA 19406 (regulatory administration, transfer agency and shareholder records), the offices of Registrant’s manager, Torray LLC, 7501 Wisconsin Avenue, Suite 1100, Bethesda, MD 20814, at the offices of the Registrant’s Custodian, PFPC Trust Company, 400 Bellevue Parkway, Wilmington, DE 19809 (journals, ledgers, receipts, and brokerage orders), the offices of the Registrant’s Principal Underwriter, BNY Mellon Distributors Inc., 760 Moore Road, King of Prussia, PA 19406 or at the offices of Dechert LLP, counsel to the Registrant, 1775 I Street, N.W., Washington, D.C. 20006 (minutes books and declaration of trust).

Item 34.	Management Services

Item 35.	Undertakings

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 26 to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Bethesda and State of Maryland on the 15th day of October, 2010.

The Torray Fund

By:	/S/ ROBERT E. TORRAY
Robert E. Torray, President

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 26 to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Capacity	Date

/S/ ROBERT E. TORRAY	President	October 15, 2010
Robert E. Torray

/S/ WILLIAM M LANE	Trustee and Treasurer	October 15, 2010
William M Lane

/S/ ROBERT P. MOLTZ	Trustee	October 15, 2010
Robert P. Moltz*

/S/ BRUCE C. ELLIS	Trustee	October 15, 2010
Bruce C. Ellis*

/S/ WAYNE H. SHANER	Trustee	October 15, 2010
Wayne H. Shaner*

/S/ CAROL T. CRAWFORD	Trustee	October 15, 2010
Carol T. Crawford*

* By:	WILLIAM M LANE
William M Lane
Attorney-in-Fact

*	Pursuant to Powers of Attorney as previously filed.